                                  EXHIBIT 99.1

                    FINANCIAL STATEMENTS OF THE TSL COMPANIES

                         REPORT OF INDEPENDENT AUDITORS




The Boards of Directors
Telecom Services Limited (U.S.), Inc.
Telecom Services Limited (West), Inc.
TSL Software Services, Inc.
TSL Management Group, Inc.

    We have audited the accompanying combined balance sheets of Telecom Services Limited (U.S.), Inc., Telecom Services Limited (West), Inc., TSL Software Services, Inc., and TSL Management Group, Inc. as of December 31, 1994 and 1993, and the related combined statements of operations and retained earnings (deficit), and cash flows for each of the three years in the period ended December 31, 1994. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the combined financial statements referred to above present fairly, in all material respects, the combined financial position of Telecom Services Limited (U.S.), Inc., Telecom Services Limited (West), Inc., TSL Software Services, Inc., and TSL Management Group, Inc. at December 31, 1994 and 1993, and the combined results of their operations and their cash flows for each of the three years in the period ended December 31, 1994 in conformity with generally accepted accounting principles.



                                          /s/ ERNST & YOUNG LLP

MetroPark, New Jersey
April 7, 1995

              TELECOM SERVICES LIMITED (U.S.), INC. AND AFFILIATES

                            COMBINED BALANCE SHEETS


                                     ASSETS

                                                                          DECEMBER 31
                                                         MARCH 31,   ----------------------
                                                            1995        1994        1993
                                                         ----------  ----------  ----------
                                                         (UNAUDITED)
Current assets:
  Cash and cash equivalents............................  $1,186,528  $1,524,616  $  456,075
  Accounts receivable..................................   1,759,004   1,714,265   2,018,096
  Prepaid expenses.....................................       6,107       6,107      17,906
                                                         ----------  ----------  ----------
    Total current assets...............................   2,951,639   3,244,988   2,492,077
Furniture and equipment................................     692,092     692,092     639,048
Less accumulated depreciation..........................    (521,135)   (486,944)   (382,794)
                                                         ----------  ----------  ----------
Net furniture and equipment............................     170,957     205,148     256,254
Intangible assets:
  Restrictive covenants................................     137,500     137,500     137,500
  Deferred acquisition costs...........................      13,043      13,043      13,043
  Organization costs...................................       5,000       5,000       5,000
                                                         ----------  ----------  ----------
                                                            155,543     155,543     155,543
  Less accumulated amortization........................    (155,543)   (155,543)   (129,924)
                                                         ----------  ----------  ----------
                                                             --          --          25,619
                                                         ----------  ----------  ----------
                                                         $3,122,596  $3,450,136  $2,773,950
                                                         ----------  ----------  ----------
                                                         ----------  ----------  ----------

                     LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIENCY)

Current liabilities:
  Current portion of long-term debt (Note 2)...........                          $    7,081
  Current portion of long-term debt to former
   stockholder (Note 2)................................  $   70,000  $   70,000      70,000
  Accounts payable and accrued expenses................     377,999     280,984     121,251
  Loans payable -- officers (Note 3)...................   1,971,716   2,711,997   1,340,908
  Income taxes payable.................................     470,000     438,885      72,354
                                                         ----------  ----------  ----------
    Total current liabilities..........................   2,889,715   3,501,866   1,611,594
Long-term debt due to former stockholder, less current
 portion (Note 2)......................................     122,500     140,000     210,000
Commitments (Note 5)
Stockholders' equity (deficiency):
  Common stock (Note 4)................................       6,000       6,000       6,000
  Additional paid-in capital...........................     127,000     127,000     127,000
  Retained earnings (deficit)..........................     (22,619)   (324,730)    819,356
                                                         ----------  ----------  ----------
    Total stockholders' equity (deficiency)............     110,381    (191,730)    952,356
                                                         ----------  ----------  ----------
                                                         $3,122,596  $3,450,136  $2,773,950
                                                         ----------  ----------  ----------
                                                         ----------  ----------  ----------

                            SEE ACCOMPANYING NOTES.

              TELECOM SERVICES LIMITED (U.S.), INC. AND AFFILIATES

       COMBINED STATEMENTS OF OPERATIONS AND RETAINED EARNINGS (DEFICIT)

                                          QUARTER ENDED MARCH 31                YEAR ENDED DECEMBER 31
                                       ----------------------------  --------------------------------------------
                                           1995           1994            1994           1993           1992
                                       -------------  -------------  --------------  -------------  -------------
                                               (UNAUDITED)
Revenues.............................  $   3,774,455  $   2,718,794  $   13,636,254  $   9,553,735  $   6,666,586
Costs and expenses:
  Salaries and wages.................      1,019,453        722,628       3,390,268      3,064,042      2,291,255
  Additional compensation to
   shareholders and officers.........      1,571,717      1,639,396       7,529,470      2,760,602      2,615,882
  Other operating expenses...........        855,085        575,276       3,589,380      3,030,886      2,217,167
                                       -------------  -------------  --------------  -------------  -------------
                                           3,446,255      2,937,300      14,509,118      8,855,530      7,124,304
                                       -------------  -------------  --------------  -------------  -------------
Income (loss) from operations........        328,200       (218,506)       (872,864)       698,205       (457,718)
Other income and (expenses):
  Interest income....................          5,026          6,956         116,663         37,478         44,755
  Interest expense...................                                                       (3,144)        (7,197)
                                       -------------  -------------  --------------  -------------  -------------
                                               5,026          6,956         116,663         34,334         37,558
                                       -------------  -------------  --------------  -------------  -------------
Income (loss) before state income
 taxes...............................        333,226       (211,550)       (756,201)       732,539       (420,160)
Provision for state income taxes.....         31,115         97,000         387,885         72,354         15,900
                                       -------------  -------------  --------------  -------------  -------------
Net income (loss)....................        302,111       (308,550)     (1,144,086)       660,185       (436,060)
Retained earnings (deficit) at
 beginning of period.................       (324,730)       819,356         819,356        159,171        595,231
                                       -------------  -------------  --------------  -------------  -------------
Retained earnings (deficit) at end of
 period..............................  $     (22,619) $     510,806  $     (324,730) $     819,356  $     159,171
                                       -------------  -------------  --------------  -------------  -------------
                                       -------------  -------------  --------------  -------------  -------------

                            SEE ACCOMPANYING NOTES.

              TELECOM SERVICES LIMITED (U.S.), INC. AND AFFILIATES

                       COMBINED STATEMENTS OF CASH FLOWS

                                                   QUARTER ENDED MARCH 31            YEAR ENDED DECEMBER 31
                                                 --------------------------  ---------------------------------------
                                                     1995          1994          1994          1993         1992
                                                 ------------  ------------  ------------  ------------  -----------
                                                        (UNAUDITED)
Operating activities
Net income (loss)..............................  $    302,111  $   (308,550) $ (1,144,086) $    660,185  $  (436,060)
Adjustments to reconcile net income (loss) to
 net cash provided by (used in) operating
 activities:
  Depreciation and amortization................        34,191        32,443       129,769       132,787      127,518
  Severance to former stockholder..............                                                 280,000
  Changes in operating assets and liabilities:
    (Increase) decrease in accounts
     receivable................................       (44,739)      356,193       303,831    (1,214,634)     189,732
    Decrease (increase) in prepaid expenses....                                    11,799        (8,978)        (501)
    Increase (decrease) in accounts payable and
     accrued expenses..........................        97,015       (13,495)      159,733        37,098      (19,949)
    Increase (decrease) in income taxes
     payable...................................        31,115                     366,531        47,083      (20,982)
                                                 ------------  ------------  ------------  ------------  -----------
Net cash provided by (used in) operating
 activities....................................       419,693        66,591      (172,423)      (66,459)    (160,242)
Investing activities
Purchases of furniture and equipment...........                                   (53,044)      (46,594)     (69,879)
                                                 ------------  ------------  ------------  ------------  -----------
Net cash used in investing activities..........       --            --            (53,044)      (46,594)     (69,879)
Financing activities
(Decrease) increase in loans payable --
 officers......................................      (740,281)    1,198,488     1,371,089        21,981      414,606
Principal payments on long-term debt...........                      (7,081)       (7,081)      (39,934)     (36,791)
Principal payment of debt to former
 stockholder...................................       (17,500)      (17,500)      (70,000)
Proceeds from sale of common stock.............                                                   1,000
                                                 ------------  ------------  ------------  ------------  -----------
Net cash (used in) provided by financing
 activities....................................      (757,781)    1,173,907     1,294,008       (16,953)     377,815
                                                 ------------  ------------  ------------  ------------  -----------
(Decrease) increase in cash and cash
 equivalents...................................      (338,088)    1,240,498     1,068,541      (130,006)     147,694
Cash and cash equivalents at beginning of
 period........................................     1,524,616       456,075       456,075       586,081      438,387
                                                 ------------  ------------  ------------  ------------  -----------
Cash and cash equivalents at end of period.....  $  1,186,528  $  1,696,573  $  1,524,616  $    456,075  $   586,081
                                                 ------------  ------------  ------------  ------------  -----------
                                                 ------------  ------------  ------------  ------------  -----------
Non-cash financing activity
Debt to former stockholder.....................                                            $    280,000
                                                                                           ------------
                                                                                           ------------
Interest paid during the period................  $    --       $        127  $        127  $      3,144  $     7,197
                                                 ------------  ------------  ------------  ------------  -----------
                                                 ------------  ------------  ------------  ------------  -----------
Income taxes paid (refunded) during the
 period........................................  $     21,463  $      7,471  $     22,354  $     25,271  $    (9,371)
                                                 ------------  ------------  ------------  ------------  -----------
                                                 ------------  ------------  ------------  ------------  -----------

                            SEE ACCOMPANYING NOTES.

              TELECOM SERVICES LIMITED (U.S.), INC. AND AFFILIATES

                     NOTES TO COMBINED FINANCIAL STATEMENTS

                       DECEMBER 31, 1994, 1993 AND 1992
                      MARCH 31, 1995 AND 1994 (UNAUDITED)

1.  DESCRIPTION OF COMPANY AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

PRINCIPLES OF COMBINATION

    The combined financial statements include the accounts of Telecom Services Limited (U.S.), Inc., Telecom Services Limited (West), Inc., TSL Software Services, Inc., and TSL Management Group, Inc. (collectively, the Company). These companies are affiliated through common ownership. All significant intercompany accounts and transactions have been eliminated in the preparation of the combined financial statements.

    The Company, formed in 1986, maintains corporate locations in New York, New York, Parsippany, New Jersey and San Francisco, California and performs telephone billing verifications, provides propriety tele-management and call accounting software, and offers consulting assistance for systems integration and implementation. In 1989, the Company acquired the business of Aud/Cyn Associates which has developed and marketed mainframe and PC-based telecommunications management software applications. The Company's principal customers are headquartered in the New York metropolitan region and California.

INTERIM FINANCIAL STATEMENTS

    The accompanying combined financial statements at March 31, 1995 and for the three months ended March 31, 1995 and 1994 have been prepared in accordance with generally accepted accounting principles for interim financial information and, in the opinion of the Company, include all adjustments, consisting only of normal recurring adjustments, necessary for a fair presentation thereof. Operating results for the three months ended March 31, 1995 are not necessarily indicative of the results that may be expected for the fiscal year ending December 31, 1995.

REVENUE RECOGNITION

    Revenue is recognized at the time services are provided or, in the case of telephone billing verifications, when claim proceeds are received from the telephone company.

CASH EQUIVALENTS

    Cash equivalents consist of highly liquid investments with a maturity when purchased of three months or less.

FURNITURE AND EQUIPMENT

    Furniture and equipment is stated at cost. Depreciation is computed principally by the straight-line method over periods of 5 to 7 years.

INTANGIBLE ASSETS

    Intangible assets consist principally of assets arising from the acquisition of Aud/Cyn Associates. Amortization has been computed by the straight-line method over a five-year period.

INCOME TAXES

    All entities of the Company have elected to be taxed under the provisions of Subchapter "S" of the Internal Revenue Code. This election eliminates federal income taxes at the corporate level and the Company's profits are includable in the income tax return of its stockholders. State income taxes have been provided in certain states in which the S Corporation election has not been made.

    Effective January 1, 1993, the Company adopted the provisions of Statement of Financial Accounting Standards No. 109, "Accounting for Income Taxes". There was no cumulative effect adjustment to net income as a result of adopting the new statement.

              TELECOM SERVICES LIMITED (U.S.), INC. AND AFFILIATES

2.  LONG-TERM DEBT
    The Company had an installment loan note with a financial institution, with an annual interest rate of 10.75%, which expired in February 1994.

    In accordance with the terms of a separation agreement dated December 31, 1993, the Company agreed to pay an individual $280,000 over four years in equal installments of $70,000. These payments began in 1994 and will be made each calendar year after that through 1997. No interest is associated with this debt.

3.  LOANS PAYABLE -- OFFICERS
    Loans payable -- officers represents short-term, non-interest bearing borrowings generally repaid within one year of the respective balance sheet date.

4.  COMMON STOCK
    The authorized, issued and outstanding common stock for each entity of the Company is as follows:

                                      TELECOM                 TELECOM                                           TSL
                                  SERVICES LIMITED        SERVICES LIMITED          TSL SOFTWARE             MANAGEMENT
                                    (U.S.), INC.            (WEST), INC.           SERVICES, INC.           GROUP, INC.
                               ----------------------  ----------------------  ----------------------  ----------------------
                                NUMBER OF               NUMBER OF               NUMBER OF               NUMBER OF
                                 SHARES         $        SHARES         $        SHARES         $        SHARES         $
                               -----------  ---------  -----------  ---------  -----------  ---------  -----------  ---------
Authorized, no par...........       1,000                   1,000                   2,500                   2,500
Issued and outstanding at
 December 31, 1992...........         200   $   1,000         100   $   3,000         100   $   1,000
Issued and outstanding at
 December 31,1993 and 1994...         200       1,000         100       3,000         100       1,000       1,000   $   1,000


                                      COMBINED
                               ----------------------
                                NUMBER OF
                                 SHARES         $
                               -----------  ---------
Authorized, no par...........       7,000
Issued and outstanding at
 December 31, 1992...........         400   $   5,000
Issued and outstanding at
 December 31,1993 and 1994...       1,400       6,000

1,000 shares of TSL Management Group, Inc. common stock were issued in 1993.

5.  COMMITMENTS
    The Company leases its corporate offices under operating leases. The leases are renewable at the option of the Company upon expiration based on terms specified in the lease agreements. Rent expense amounted to $126,474, $139,170 and $110,454 in 1994, 1993 and 1992, respectively. Rent expense for the quarters ended March 31, 1995 and 1994 was $46,241 and $39,119, respectively.

    Aggregate future minimum lease payments under noncancelable leases are as follows:

1995................................................  $ 133,515
1996................................................     88,967
1997................................................     73,763
1998................................................     73,763
1999................................................     73,763
Thereafter..........................................     12,294

    Effective December 31, 1993, the Company entered into an employment agreement with one individual which entitles the employee to receive an amount equal to 2% of the fair market value of the capital stock of each of the entities comprising the Company upon the occurrence of (a) a sale of substantially all of the capital stock of the Company; (b) death of the employee; or (c) termination of employment without cause. The employee will not be entitled to receive the payment if employment is terminated by the Company for cause or if the individual terminates his employment voluntarily.

              TELECOM SERVICES LIMITED (U.S.), INC. AND AFFILIATES

5.  COMMITMENTS (CONTINUED)
    Effective June 1, 1991, the Company entered into an employment agreement with an officer of the Company. In addition to base compensation, the officer is entitled to receive additional compensation of 20% of the net profits (as defined in the agreement) of two of the companies for each fiscal year.

    In July 1994, the Company entered into an agreement with an investment banking firm to represent and assist the Company in connection with the possible sale of the Company. The Company paid a $25,000 fee charged to the Company in 1994 for services provided. Additionally, in accordance with the compensation terms of the agreement, the Company has accrued a $150,000 performance fee which is due when the Company and its shareholders receive a bonafide transaction proposal from one or more third-parties. Such transaction proposal was received in 1994. A fee equal to 3.5% of the selling price is due to the investment banking firm upon the successful consummation of a transaction.

6.  RETIREMENT PLANS
    Telecom Services Limited (U.S.), Inc. has a qualified employee 401(k) retirement savings plan in which eligible employees may elect to participate by authorizing a withholding from compensation. The Company does not currently provide an employer matching contribution into this plan.

    Telecom Services Limited (West), Inc. has a 401(k) retirement savings plan in which employer contributions are made. The employer will match 50% of employee contributions up to a maximum of 5% of yearly compensation. Employer contributions under this plan amounted to $17,575, $31,607 and $11,925 in 1994, 1993 and 1992, respectively. Employer contributions for the quarters ended March 31, 1995 and 1994 were $2,319 and $1,434, respectively.

7.  MAJOR CUSTOMERS
    One customer accounted for 17%, 14% and 12% of total revenues for the years ended December 31, 1994, 1993 and 1992, respectively. A second customer accounted for 17% of total revenues for the year ended December 31, 1994, and 10% of total revenues for the year ended December 31, 1992. No other customer accounted for more than 10% of total revenues.

8.  SUBSEQUENT EVENTS
    In February 1995, the Company reached a settlement agreement on litigation that was pending against former employees of the Company. Under terms of the settlement agreement, the Company received $155,000.

    On May 24, 1995, the Company entered into an Agreement and Plan of Reorganization and Merger in which they will be merged with and into Brite Voice Systems, Inc. (Brite) in exchange for 3,331,000 shares of Brite common stock.